                                 Exhibit Index

Exhibit
Number           Exhibit                                                                  Page
------           -------                                                                  ----
99               Unaudited Consolidated Financial Statements for CD Radio                    5
                 Inc. and Subsidiary (A Development Stage Enterprise)





                               Page 4 of 7 Pages

                          CD RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                           CONSOLIDATED BALANCE SHEET
                             AS OF AUGUST 31, 1996
                                  (UNAUDITED)

                                    ASSETS


Current Assets:
        Cash and cash equivalents                                               $   1,137,390
        Prepaid expenses and other                                                     68,628
                                                                                -------------
          Total current assets                                                      1,206,018
                                                                                -------------

Property and equipment, at cost:
        Technical equipment                                                           254,200
        Office equipment and other equipment                                           89,220
        Demonstration equipment                                                        38,664
                                                                                -------------
                                                                                      382,084
        Less accumulated depreciation                                                (196,069)
                                                                                -------------
                                                                                      186,015
Deposits                                                                              303,793
                                                                                -------------
        Total Assets                                                            $   1,695,826
                                                                                =============


                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
        Accounts payable and accrued expenses                                   $       6,062
        Other                                                                          22,799
                                                                                -------------
              Total current liabilities                                                28,861


Loan from officer                                                                     240,000
Deferred rent and other                                                                65,503
                                                                                -------------
        Total liabilities                                                             334,364
                                                                                -------------


Stockholders' equity:
        Preferred stock, $0.001 par value, 10,000,000 shares
          authorized: none issued or outstanding
        Common stock, $0.001 par value: 50,000,000 shares                               9,473
          authorized: 9,472,760 issued and outstanding
        Additional paid-in capital                                                 18,715,706
        Accumulated deficit                                                       (17,257,050)
        Deferred compensation on stock options granted                               (106,667)
                                                                                -------------
              Total stockholders' equity                                            1,361,462

        Total liabilities and stockholders' equity                              $   1,695,826
                                                                                =============

              The accompanying notes are an integral part of these
                       consolidated financial statements





                               Page 5 of 7 Pages

                          CD RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1996
                                  (UNAUDITED)

Revenue                                                                         $      ---


Expenses
        Legal, consulting and regulatory fees                                         729,528
        Other general and administrative                                              795,864
        Research and development                                                       71,007
                                                                             ----------------

          Total expenses                                                            1,596,399
                                                                             ----------------
Other income (expense)
        Interest income                                                                57,765
        Interest expense                                                              (13,151)
                                                                             ----------------
                                                                                       44,614
                                                                             ----------------

Net loss                                                                        $  (1,551,785)
                                                                             ================





              The accompanying notes are an integral part of these
                       consolidated financial statements





                               Page 6 of 7 Pages

                          CD RADIO INC. AND SUBSIDIARY

                        (A DEVELOPMENT STAGE ENTERPRISE)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                AUGUST 31, 1996
                                  (UNAUDITED)


General

         The accompanying financial statements do not include all of the information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal, recurring adjustments) considered necessary to fairly reflect the Company's consolidated financial position and consolidated results of operations have been included.

Subsequent event

         During September 1996, warrants were exercised for the purchase of 752,631 shares of the Company's common stock. In connection with these exercises, the Company received cash in the amount of $4,353,288. If the exercise had taken place at August 31, 1996, the Company's cash and cash equivalents and total assets at that date would have been $5,490,678 and $6,049,114, respectively.





                               Page 7 of 7 Pages